UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 19, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of a slide presentation dated March 2014, which provides an overview of our products and which we are making publicly available on our website, is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

On March 19, 2014, we issued a press release announcing that management will host a conference call on March 25, 2014 to discuss full year 2013 financial results and provide a quarterly update on development progress. The press release is furnished as Exhibit 99.2 and is incorporated by reference in this Item.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

99.1	Cellectar Biosciences, Inc. Slide Presentation dated March 2014
99.2	Press Release dated March 19, 2014 entitled “Cellectar Biosciences to Host Conference Call on March 25th to Discuss Full Year 2013 Financial Results and Provide Quarterly Update on Development Progress”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Joanne M. Protano
Name: Joanne M. Protano
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

99.1	Cellectar Biosciences, Inc. Slide Presentation dated March 2014
99.2	Press Release dated March 19, 2014 entitled “Cellectar Biosciences to Host Conference Call on March 25th to Discuss Full Year 2013 Financial Results and Provide Quarterly Update on Development Progress”

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